UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 12, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 12, 2025, Rebecca Kujawa, a director of XPLR Infrastructure, LP (Company), notified the Company that she plans to retire from the Company’s Board of Directors (Board), effective May 22, 2025.

On March 14, 2025, James M. May, Controller of the Company, resigned, effective May 22, 2025, in connection with his appointment to a new position with NextEra Energy, Inc. (NEE).

(c) On March 14, 2025, William J. Gough was appointed, effective May 22, 2025, to succeed Mr. May as Controller of the Company. Mr. Gough, age 38, has served as Vice President, Financial Planning and Analysis of NEE since October 2024. He served as Executive Director, Financial Planning and Analysis of NEE from January 2024 to October 2024. He also served as Assistant Controller of NEE from August 2023 to January 2024 and Controller of NextEra Energy Transmission from August 2021 to August 2023. Before joining NEE, Mr. Gough served with National Grid US, an electricity, natural gas and energy delivery company, as its Vice President, New York Financial Controller from December 2019 to April 2021 and as its Head of Corporate Accounting from July 2018 to November 2019. From September 2009 to June 2018, Mr. Gough held various positions with PricewaterhouseCoopers LLP, most recently as an audit service senior manager from July 2017 to June 2018.

(d) On March 14, 2025, XPLR Infrastructure Partners GP, Inc., (XPLR GP) the Company’s general partner and a wholly owned indirect subsidiary of NextEra Energy, Inc., appointed Michael H. Dunne to the Board, effective May 22, 2025, to succeed Ms. Kujawa as an XPLR GP Appointed Director pursuant to, and in accordance with, the Sixth Amended and Restated Agreement of Limited Partnership of the Company. Mr. Dunne, age 49, has served as Treasurer of NEE and FPL and Assistant Secretary of NEE since January 2023. He served as Vice President, Finance of NEE from April 2022 to December 2022. He also served as Treasurer and Assistant Secretary of the Company from February 2023 to January 2025 and of XPLR GP from December 2022 to February 2025. Before joining NEE, Mr. Dunne served as Managing Director, Global Energy & Power Investment Banking for Bank of America from January 2012 to March 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 17, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

JAMES M. MAY
James M. May Controller